UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 8, 2004
Date of Report (Date of earliest event reported)

Commission file number 1-10841

GREYHOUND LINES, INC.

and its Subsidiaries identified in Footnote (1) below
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0572343 (I.R.S. employer identification no.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas (Address of principal executive offices)	75248 (Zip code)

(972) 789-7000
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

Co-Registrants

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

		I.R.S. Employer	Jurisdiction
	Commission	Identification	Of
Name	File No.	No.	Incorp.
Atlantic Greyhound Lines of Virginia, Inc.	333-27267-01	58-0869571	Virginia

GLI Holding Company	333-27267-04	75-2146309	Delaware

Greyhound de Mexico, S.A. de C.V.	333-27267-05	None	Republic of Mexico

Sistema Internacional de Transporte de Autobuses, Inc.	333-27267-08	75-2548617	Delaware
350 N. St. Paul Street, 10th Floor Dallas, Texas 75201 (214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc. 1313 13th Street Lubbock, Texas 79408 (806) 763-5389	333-27267-10	75-0605295	Delaware

T.N.M. & O. Tours, Inc. (Same as Texas, New Mexico & Oklahoma Coaches, Inc.)	333-27267-11	75-1188694	Texas

Vermont Transit Co., Inc. 345 Pine Street Burlington, Vermont 05401 (802) 862-9671	333-27267-12	03-0164980	Vermont

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GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 8.01 OTHER EVENTS

On October 12, 2004, Greyhound Lines, Inc. (the “Company”) issued a press release announcing the ratification of a new collective bargaining agreement with The International Association of Machinists and Aerospace Workers. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 12, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 12, 2004

GREYHOUND LINES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Senior Vice President - Finance

ATLANTIC GREYHOUND LINES OF VIRGINIA, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GLI HOLDING COMPANY
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

GREYHOUND de MEXICO, S.A. de C.V.
By:	/s/ William J. Gieseker
William J. Gieseker
Examiner

SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Senior Vice President - Finance

TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

T.N.M. & O. TOURS, INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President - Finance

VERMONT TRANSIT CO., INC.
By:	/s/ Cheryl W. Farmer
Cheryl W. Farmer
Vice President – Finance

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